                                                            Hollywood Park, Inc.
                                                                   Exhibit 10.46
                                                     To Form 10-Q, June 30, 1998



                                   ADDENDUM
                            TO THE LEASE AGREEMENT
                            DATED DECEMBER 19. 1997
                                BY AND BETWEEN
            CRYSTAL PARK HOTEL AND CASINO DEVELOPMENT COMPANY, LLC
                                      AND
                      CALIFORNIA CASINO MANAGEMENT, INC.


Be it known that Crystal Park Hotel and Casino Development Company, LLC (hereafter referred to as LANDLORD) and California Casino Management, Inc. (hereafter referred to as TENANT) do hereby agree to amend the above stated lease (hereafter referred to as original lease) as follows:

LANDLORD and TENANT (hereafter jointly referred to as PARTIES) do agree that the increase in monthly lease payments by TENANT to LANDLORD, which was scheduled to commence on July 1, 1998, shall not take place. Instead, PARTIES agree that for the period commencing on July 1, 1998 and ending on February 1, 1999 the monthly lease payment due LANDLORD by TENANT as rent on the property addressed in the original lease shall be $150,000 (one-hundred-fifty-thousand dollars) per month.

PARTIES agree that provided TENANT makes the above stated $150,000 (one-hundred-fifty-thousand dollars) monthly lease payments as stated herein to LANDLORD that LANDLORD will deem TENANT to be in full compliance with the lease between PARTIES and not in default thereof.

All other terms of the original lease shall be deemed to be unmodified and in full force.

By their signatures below, or those of their authorized agents, PARTIES agree to be bound by the above.

Signed:

Crystal Park Hotel and Casino Development Company, LLC
LANDLORD,

By:
/s/ G. Michael Finnigan
-------------------------------------

its
CFO
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Date: June 30, 1998
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California Casino Management, Inc.
TENANT

By:
/s/ Leo Chu
-------------------------------------
Its:
President

Date: June 29, 1998
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